SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K

                                CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                               January 30, 1997
              DATE OF REPORT (Date of earliest event reported)


                             ALLTEL CORPORATION
               (Exact name of registrant as specified in its charter)

            DELAWARE          1-4996              34-0868285
          (State or other   (Commission          (IRS Employer
          jurisdiction of    File Number)         Identification
          incorporation)                          No.)


                              One Allied Drive
                          Little Rock, Arkansas 72202
                  (Address of principal executive offices)
                               (Zip Code)

                             (501) 661-8000
          (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         On January 30, 1997 (the "Rights Dividend Declaration Date"), the Board of Directors of ALLTEL Corporation (the "Company") declared a dividend of one right ("Right") for each share of common stock, par value $1.00 per share (the "Common Stock"), of the Company outstanding at the close of business on February 9, 1997 (the "Record Date"). The Rights replace certain rights granted by the Board of Directors on January 28, 1987, which expire at the close of business on February 9, 1997. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and First Union National Bank of North Carolina, as Rights Agent (the "Rights Agent"), dated as of January 30, 1997. The following description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, a copy of which is attached hereto as
Exhibit 4.1 and is incorporated herein by reference.

         One Right is granted for each share of Common Stock of the Company outstanding on the Record Date and for each share of Common Stock of the Company issued between the Record Date and the Distribution Date (as defined herein). Each Right entitles the registered holder to purchase from the Company in certain events one-one/thousandth (1/1000) of a share of Series K, Cumulative Voting Preferred Stock, par value $25.00 per share, of the Company (the "Preferred Stock") at a price of $100.00 per one-one/thousandth of a share (the "Purchase Price"). The number of Rights per share of Common Stock, the number of shares of Preferred Stock for which each Right is exercisable, and the Purchase Price are subject to adjustment as described below.

         Initially, the Rights will be evidenced by the certificates for the Common Stock registered in the names of the holders of the Common Stock and not by separate certificates. Upon the earlier of (i) the close of business on the tenth business day after the first date of public announcement that any person (other than the Company, any subsidiary of the Company, or any employee benefit plan of the Company), together with all affiliates and associates (an "Acquiring Person"), shall be the beneficial owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding or (ii) the close of business on the 10th business day after the date that a tender or exchange offer by any person is first published or sent, if upon consummation thereof, such person would be the beneficial owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding (the earlier of such dates being called the "Distribution Date"), the Rights Agent will transmit to each record holder of the Common Stock as of the close of business on such Distribution Date a rights certificate (the "Rights Certificate") evidencing one right for each share of Common Stock so held, subject to adjustment as described herein.
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         The Rights Agreement provides that, until the Distribution Date, the
Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of Common Stock will contain a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Record Date, without such notation being attached thereto, will constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on January 31, 2007 (the "Final Expiration Date"), unless earlier redeemed by the Company as described below.

         In the event any person (other than the Company, any subsidiary of the Company, or any employee benefit plan of the Company) alone or together with its affiliates and associates, shall, at any time after the Rights Dividend Declaration Date, become the beneficial owner of fifteen percent (15%) of the shares of Common Stock then outstanding (the "Stock Acquisition Date"), then, promptly following the occurrence of such event, each holder of a Right shall thereafter have the right to receive, upon exercise of each Right at the then-current Purchase Price, in lieu of a number of one-one/thousandths (1/1000) of a share of Preferred Stock, such number of shares of Common Stock of the Company having a value equal to two (2) times the Purchase Price.

         If a person becomes a beneficial owner of 15% of the shares of common stock because of an acquisition pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the Continuing Directors (as defined herein) to be in the best interest of the Company and its stockholders (a "Qualifying Offer"), then Rights holders shall not be entitled to exercise the Rights. The term "Continuing Director" means (i) any member of the Board of Directors of the Company who is not an Acquiring Person or an affiliate or associate of such person, and who was a member of the Board prior to the date of the Rights Agreement, or (ii) any person who subsequently becomes a member of the Board and who is not an Acquiring Person or an affiliate or associate of such person if the member's election to the Board is recommended or approved by a majority of the Continuing Directors.

         In the event that, following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction with another person in which
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the Company is a surviving corporation, but in which its common stock is changed or exchanged, or (iii) fifty percent (50%) or more of the Company's assets or earning power is sold or transferred, the Rights Agreement provides that a proper provision shall be made so that each holder of a Right will thereafter have the right to receive, upon exercise of each Right thereof at the then-current Purchase Price, common stock of the acquiring company having a value equal to two (2) times the Purchase Price.

         The rights set forth in (i) and (ii) of the preceding paragraph shall not be applicable to a transaction described therein if (x) such transaction is consummated with a person who acquired shares of Common Stock pursuant to a Qualifying Offer, (y) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such offer, and (z) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as that paid pursuant to such offer.

         Under the terms of the Rights Agreement, any initial Rights beneficially owned by an Acquiring Person, or an associate or affiliate of an Acquiring Person, or certain transferees of an Acquiring Person, shall become null and void without any further action on the part of the Company, and no holder of such Rights shall have any rights whatsoever with respect to such Rights.

         The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings, and dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent (1%) in such Purchase Price. No fractional shares of Preferred Stock (other than fractions which are integral multiples of one-one/thousandth (1/1000) of a share, which may, at the election of the Company, be evidenced by depositary receipts), or fractional shares of Common Stock will be issued, and in lieu thereof, an adjustment in cash will be made based on the market
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price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.

         If the Company, prior to the Distribution Date, (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock (ii) subdivides the outstanding shares of Common Stock, or (iii) combines the outstanding shares of Common Stock into a smaller number of shares, then the number of Rights associated with each share of Common Stock shall be proportionately adjusted in such a manner that the total number of outstanding Rights is unchanged.

         At any time after the date of the Rights Agreement until the close of business on the tenth business day following the Stock Acquisition Date, the Company may redeem all (but not less than all) of the Rights at a price of $.01 per Right (the "Redemption Price"). The Company may, at its option, pay the Redemption Price in cash, Common Stock, or any other form of consideration deemed appropriate by the Board of Directors. Immediately upon the action of the Board of Directors of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Prior to the Distribution Date, the Company may amend any provision of the Rights Agreement without the approval of the holders of certificates representing Common Stock. Following the Distribution Date, the Company may amend the Rights Agreement without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any defective or inconsistent provision, (iii) shorten or lengthen any time period hereunder, or (iv) change any provisions in the Rights Agreement in any manner which the Company deems necessary or desirable and which does not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or its affiliates and associates). However, the Rights Agreement may not be amended to lengthen a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or any other time period unless such lengthening is for the purpose of protecting the rights of, and/or the benefits to, the holders of Rights. Additionally, the Company may not make any amendment to the Rights Agreement that changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one-one/thousandths (1/1000) of a share of Preferred Stock for which a Right is exercisable; provided, however, that at any time prior to the Distribution Date the Board of Directors of the Company may amend the Rights Agreement to increase the Purchase Price or extend the Final Expiration Date.
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         As of December 31, 1996, there were 187,199,811 shares of Common
Stock outstanding, with an additional 19,213,213 shares of Common Stock reserved for issuance under the Company's Employee Benefit Plans and upon the conversion of outstanding convertible shares of preferred stock and debentures. Each outstanding share of Common Stock on February 9, 1997 will receive one Right. As long as the Rights are attached to the Common Stock, the Company will issue one Right for each share of Common Stock issued between the Record Date and the Distribution Date so that all such Shares will have attached Rights, except as otherwise provided in the case of dividends on, subdividing of, combination of or reclassification of the Common Stock as described above. Five hundred thousand (500,000) shares of Series K Preferred Stock will be reserved for issuance upon exercise of the Rights.

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on (i) the Rights being redeemed, (ii) a substantial number of Rights being acquired or (iii) an offer being deemed a Qualifying Offer under the Rights Agreement. However, the Rights should not interfere with any merger or business combination in connection with a Qualifying Offer or that is approved by the Company because the Rights are redeemable under certain circumstances.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              4.1 Rights Agreement, dated as of January 30, 1997, between
                  ALLTEL Corporation and First Union National Bank of North Carolina, which includes, as Exhibit A thereto, the Form of Rights Certificate.

              4.2 Certificate of Amended Designation, Preferences and Rights
                  of the Cumulative Voting Preferred Stock, Series K
                                        6

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALLTEL CORPORATION
                                         (Registrant)

                                         /s/ Francis X. Frantz

                                         By: /s/ Francis X. Frantz
                                         Francis X. Frantz
                                         Senior Vice President -
                                         External Affairs, General
                                         Counsel and Secretary

                                       Secretary and General
                                      Counsel

Date:  February 3, 1997
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                                 EXHIBIT INDEX

                               Exhibits to Form 8-K

  Number in
Exhibit Table                       Exhibit


              4.1 Rights Agreement, dated as of January 30, 1997, between
                  ALLTEL Corporation and First Union National Bank of North Carolina, which includes, as Exhibit A thereto, the Form of Rights Certificate.

              4.2 Certificate of Amended Designation, Preferences and Rights
                  of the Cumulative Voting Preferred Stock, Series K
                                        8

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